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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K





                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934





                        Date of Report: October 14, 1997
                        (Date of earliest event reported)


                               THOMPSON PBE, INC.,
                             A DELAWARE CORPORATION
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                           COMMISSION FILE:                          95-4215913
     (State or other jurisdiction                      0-25038                 (I.R.S. Employer Identification No.)
         of incorporation or
            organization)
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                         4553 GLENCOE AVENUE, SUITE 200
                        MARINA DEL REY, CALIFORNIA 90292
          (Address of principal executive offices, including zip code)



                                 (310) 306-7112
                (Registrant's phone number, including area code)


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ITEM 5            OTHER EVENTS

         Thompson PBE, Inc., a Delaware corporation ("Thompson"), FinishMaster, Inc., an Indiana corporation ("FinishMaster"), and FMST Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of FinishMaster ("FMST"), have entered into an Agreement and Plan of Merger, dated as of October 14, 1997 (the "Merger Agreement"), providing for the merger of FMST with and into Thompson. The Merger Agreement provides for the acquisition of Thompson through
(i) a cash tender offer by FMST to acquire all the issued and outstanding shares of Common Stock of Thompson, par value $.001 per share, and the stock purchase rights associated therewith (collectively, the "Shares"), for $8.00 per Share and (ii) a merger pursuant to which FMST will merge with and into Thompson. The Boards of Directors of Thompson, FinishMaster and FMST have each approved the merger of FMST with and into Thompson following consummation of the tender offer upon the terms and subject to the conditions set forth in the Merger Agreement.

         The Merger Agreement includes provisions prohibiting Thompson from actively soliciting another purchaser and provides for the payment of certain fees to FinishMaster in the event of a termination of the Merger Agreement under certain circumstances.

         Thompson and FinishMaster have issued a joint press release announcing the execution of the Merger Agreement, which is filed herewith as Exhibit 99.1

ITEM 7            FINANCIAL STATEMENT AND EXHIBITS

         (c)      The following exhibits are filed with this report:

                  99.1     Press Release dated October 15, 1997.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THOMPSON PBE, INC.
                                    a Delaware corporation


Date:  October 15, 1997             By:    /s/ Mortimer A. Kline, III
                                        -----------------------------
                                        Name:   Mortimer A. Kline, III
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer



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                               THOMPSON PBE, INC.

                                INDEX TO EXHIBITS

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
EXHIBIT                                                                   SEQUENTIALLY
NUMBER            DESCRIPTION                                             NUMBERED PAGE
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
99.1              Press Release dated October 15, 1997
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